UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2020

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	KEGX	OTC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on October 29, 2019, Key Energy Services, Inc. (the “Company” or “Key”) entered into a forbearance agreement (as amended on December 6, 2019, December 20, 2019 and January 10, 2020 the “ABL Forbearance Agreement”) with Bank of America, N.A., as administrative agent (the “Administrative Agent”), and all of the lenders party thereto (the “Lenders”) regarding a cross-default under the Loan and Security Agreement, dated as of April 5, 2019, by and among Key, the Administrative Agent and the Lenders (such defaults, the “Specified Defaults”).

On January 31, 2020, the Company and the Lenders party thereto amended the ABL Forbearance Agreement (the “Forbearance Agreement Amendment”). Pursuant to the Forbearance Agreement Amendment, the Lenders party thereto have agreed to extend the forbearance period until the earliest of (i) February 28, 2020, (ii) the occurrence of certain specified early termination events and (iii) the date on which the previously announced Restructuring Support Agreement between the Company and certain lenders under the Company’s term loan facility (the “RSA”) is terminated in accordance with its terms. In addition, the Lenders have agreed that the Forbearance Agreement shall also apply to any cross-default under the Loan and Security Agreement that may arise from certain specified defaults under the term loan facility set forth in the RSA.

The foregoing description of the Forbearance Agreement Amendment is qualified in its entirety by reference to the complete text of the Amendment to the ABL Forbearance Agreement, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amendment to Forbearance Agreement, dated January 31, 2020, by and among Key Energy Services, Inc., Key Energy Services, LLC, the Lenders party thereto, and Bank of America, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: January 31, 2020	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary